REVENUE	12 Months Ended
Dec. 31, 2025
Disclosure of disaggregation of revenue from contracts with customers [abstract]
REVENUE	REVENUE
The Company’s revenue was as follows:

	For the year ended December 31,
	2025	2024	2023

Rental income in accordance with IFRS 16 - Leases (“IFRS 16”)	$43,648,178	$38,808,593	$35,133,364

Non-lease components of rental arrangements	$5,463,547	$4,772,755	$4,194,415
Other	$1,018,902	$281,024	$108,564
Revenue from contracts with customers in accordance with IFRS 15 - Revenue from Contracts with Customers ("IFRS 15")	$6,482,449	$5,053,779	$4,302,979
Total revenues	$50,130,627	$43,862,372	$39,436,343
Note 8 contains further information of the Company’s revenue based on segment and geography.
The Company, through its subsidiaries, has entered into various operating leases agreements with customers for the rental of its investment properties. Most of the Company’s lease agreements associated with the investment properties contain an initial lease term from 5 to 10 years and generally include renewal options for one or more additional terms of varying lengths. The Company’s weighted average lease term remaining on leases in the operating properties and properties under development, based on square feet of all leases in effect as of December 31, 2025, 2024 and 2023 was 4.9 years, 5.1 years and 5.3 years, respectively.
These leases are based on a minimum rental payment in USD for properties located in Costa Rica and Peru, predominately USD for properties in Mexico, and COP for properties in Colombia, plus maintenance fees and recoverable expenses, and security deposits associated with the agreements, which are commonly used for covering any repair, improvement tasks or as a final payment when the lease agreement ends.
The following table summarizes the Company’s minimum lease payments under non-cancellable operating leases as of December 31, 2025:

Amount

2026	$52,847,895
2027	49,176,202
2028	40,109,103
2029	34,043,056
2030	24,767,517
Thereafter	88,332,743
Total	$289,276,516